Prospectus, February 1, 2006
as supplemented December 18, 2006

Evergreen
Domestic Equity Funds I

Evergreen Growth Fund
Evergreen Large Cap Equity Fund
Evergreen Large Company Growth Fund
Evergreen Mid Cap Growth Fund
Evergreen Omega Fund
Evergreen Special Equity Fund
Evergreen Strategic Growth Fund

Class A
Class B
Class C
Class I

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Growth Fund
Evergreen Large Cap Equity Fund
Evergreen Large Company Growth Fund
Evergreen Mid Cap Growth Fund
Evergreen Omega Fund
Evergreen Special Equity Fund
Evergreen Strategic Growth Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How To Reduce or Eliminate Your Sales Charge
Shareholder Transactions
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds; Distributions
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Domestic Equity Funds I

typically rely on a combination of the following strategies:

  investing primarily in common stocks;
  investing in companies a portfolio manager expects to provide capital growth; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  seek an investment expected to grow over time; and
  can tolerate substantial volatility in the value of their investment.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Small- and Mid-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Theodore W. Price, CFA (until 12/29/06)

·  Jeffrey S. Drummond, CFA

·  Linda Z. Freeman, CFA

·  Jeffrey Harrison, CFA

·  Edward Rick, CFA

·  Paul Carder, CFA

NASDAQ Symbols:

·  EGWAX (Class A)

·  EGRBX (Class B)

·  EGRTX (Class C)

·  EGRYX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks to achieve its goal by normally investing at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Growth Index, measured at the time of purchase). As of its last reconstitution on June 25, 2005, the Russell 2000® Growth Index had a market capitalization range of approximately $68 million to $2.4 billion. The remaining portion of the Fund's assets may be invested in companies of any size. The Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will generally seek to purchase stocks of companies that have demonstrated earnings growth potential which they believe are not yet reflected in the stock's market price. The Fund's portfolio managers consider anticipated earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class C shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class C Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
21.01	17.70	0.86	20.30	12.21	- 7.82	- 27.47	37.78	12.87	5.52

Best Quarter:	4th Quarter 1999	+ 30.54%
Worst Quarter:	3rd Quarter 1998	- 22.68%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class C, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/15/1985
Class A	6/5/1995	0.09%	1.39%	8.02%	10.77%
Class B	10/18/1999	0.88%	1.50%	7.85%	10.67%
Class C	4/15/1985	4.59%	1.87%	7.84%	10.66%
Class C	4/15/1985	2.65%	1.49%	5.52%	N/A
(after taxes on distributions) [2]
Class C	4/15/1985	5.51%	1.59%	5.54%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class I	11/19/1997	6.57%	2.89%	8.96%	11.22%
Russell 2000 Growth		4.15%	2.28%	4.69%	7.88%

1.  Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.25%	0.25%	0.25%	0.25%
Total Fund Operating Expenses	1.25%	1.95%	1.95%	0.95%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 695	$ 698	$ 298	$ 97	$ 198	$ 198
3 years	$ 949	$ 912	$ 612	$ 303	$ 612	$ 612
5 years	$ 1,222	$ 1,252	$ 1,052	$ 525	$ 1,052	$ 1,052
10 years	$ 1,999	$ 2,094	$ 2,275	$ 1,166	$ 2,094	$ 2,275

Large Cap Equity Fund

FUND FACTS:

Goal:

·  Maximum Capital Growth

Principal Investment:

·  Large-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  William E. Zieff

NASDAQ Symbols:

·  EVSAX (Class A)

·  EVSBX (Class B)

·  EVSTX (Class C)

·  EVSYX (Class I)

Distribution Payment Schedule:

·  Monthly

INVESTMENT GOAL

The Fund seeks maximum capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks to provide maximum capital growth greater than that of the S&P 500 Index by investing, under normal conditions, at least 80% of its assets in common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the S&P 500 Index, measured at the time of purchase). As of June 30, 2005, the S&P 500 Index had a market capitalization range of approximately $535 million to $367.3 billion. The Fund seeks to maintain a dollar-weighted average market capitalization within the market capitalization range of the S&P 500 Index. Up to 20% of the Fund’s assets may be invested in the equity securities of small and medium-sized companies and in cash or cash equivalents. The Fund’s portfolio manager selects stocks using a style of diversified equity management that combines growth and value investing. In selecting growth stocks, the Fund’s portfolio manager attempts to invest in companies that he believes will experience steady or accelerated earnings growth. In selecting value stocks, the portfolio manager attempts to invest in stocks of companies which are undervalued.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
27.19	30.43	12.55	19.73	- 8.08	- 13.88	- 22.50	29.84	12.22	7.15

Best Quarter:	4th Quarter 1998	+ 26.52%
Worst Quarter:	3rd Quarter 1998	- 18.28%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the S&P 500 Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 2/28/1990
Class A	2/28/1990	2.05%	- 0.15%	7.39%	10.13%
Class A	2/28/1990	1.94%	- 0.30%	4.97%	N/A
(after taxes on distributions) [2]
Class A	2/28/1990	1.46%	- 0.20%	5.17%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	11/7/1997	1.40%	- 0.32%	6.32%	9.44%
Class C	6/30/1999	5.44%	0.08%	7.39%	10.13%
Class I	2/21/1995	7.47%	1.08%	8.16%	10.65%
S&P 500		4.91%	0.54%	9.07%	11.06%

1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees [4,5]	0.45%	0.45%	0.45%	0.45%
12b-1 Fees	0.25%[5]	1.00%	1.00%	0.00%
Other Expenses	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses [4,5]	0.90%	1.65%	1.65%	0.65%

4.  Until December 1, 2006, the Fund will pay a monthly management fee at an annual rate of 0.30%. Beginning December 1, 2006, the Fund pays a monthly base management fee at an annual rate of 0.30%. The monthly base management fee will be increased, up to a maximum annual rate of 0.45%, by one-half of the amount by which the investment returns of the Fund's Class I shares exceed the return of the S&P 500 plus 0.25%. Similarly, the monthly base management fee will be decreased, down to a minimum annual rate of 0.15%, by one-half of the amount by which the Fund's investment return is less than the return of the S&P 500 minus 0.25%. The fee will be paid monthly based on the Fund's performance for a rolling 36-month period ending with the month for which the fee is calculated (subject to transition rules during the 24-month period beginning December 1, 2006). Any adjustment to the base management fee will be applied based on the Fund's average daily net assets over the same period for which the adjustment is calculated. For examples of the calculation of the performance fee, please see the section of the prospectus entitled "The Fund's Investment Advisor." See the Statement of Additional Information for a detailed description of the calculation of the management fee.

5.  Restated to reflect current fees. Total Annual Fund Operating Expenses will vary depending on the Management Fee, as described above.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 562	$ 668	$ 268	$ 66	$ 168	$ 168
3 years	$ 748	$ 820	$ 520	$ 208	$ 520	$ 520
5 years	$ 950	$ 1,097	$ 897	$ 362	$ 897	$ 897
10 years	$ 1,530	$ 1,754	$ 1,955	$ 810	$ 1,754	$ 1,955

Large Company Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Large-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·   Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Aziz Hamzaogullari, CFA

NASDAQ Symbols:

·  EKJAX (Class A)

·  EKJBX (Class B)

·  EKJCX (Class C)

·  EKJYX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). As of its last reconstitution on June 25, 2005, the Russell 1000® Index had a market capitalization range of approximately $858 million to $367.5 billion. In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the Russell Top 200® Index. The Fund invests across a wide range of sectors and industries. Up to 20% of the Fund’s assets may be invested in foreign securities, the equity securities of small and medium sized companies and in cash or cash equivalents. The Fund’s portfolio manager employs a growth-style of equity management and attempts to invest in companies that she believes will experience steady or accelerated earnings growth.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the indices mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class B Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
11.96	31.71	25.02	36.28	- 16.08	- 18.81	- 24.47	26.78	3.92	5.74

Best Quarter:	4th Quarter 1999	+ 27.39%
Worst Quarter:	3rd Quarter 2001	- 21.00%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	0.43%	- 3.53%	6.06%	10.47%
Class B	9/11/1935	0.74%	- 3.49%	6.06%	10.47%
Class B	9/11/1935	0.74%	- 3.49%	4.04%	N/A
(after taxes on distributions) [2]
Class B	9/11/1935	0.48%	- 2.93%	4.53%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	1/22/1998	4.74%	- 3.10%	6.06%	10.47%
Class I	6/30/1999	6.95%	- 2.08%	6.77%	10.58%
Russell 1000 Growth		5.26%	- 3.58%	6.73%	N/A

1.  Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.51%	0.51%	0.51%	0.51%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.34%	0.34%	0.34%	0.34%
Total Fund Operating Expenses	1.15%	1.85%	1.85%	0.85%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 685	$ 688	$ 288	$ 87	$ 188	$ 188
3 years	$ 919	$ 882	$ 582	$ 271	$ 582	$ 582
5 years	$ 1,172	$ 1,201	$ 1,001	$ 471	$ 1,001	$ 1,001
10 years	$ 1,892	$ 1,986	$ 2,169	$ 1,049	$ 1,986	$ 2,169

Mid Cap Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Mid-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Donald M. Bisson, CFA

NASDAQ Symbols:

·  EKAAX (Class A)

·  EKABX (Class B)

·  EKACX (Class C)

·  EKAYX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in common stocks of medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell Midcap® Index, measured at the time of purchase). As of its last reconstitution on June 25, 2005, the Russell Midcap® Index had a market capitalization range of approximately $858 million to $14.5 billion. In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the Russell Midcap® Index. The Fund may also invest the remaining 20% of its assets in other securities, without regard to the market capitalizations of the issuers, including (1) common stocks of companies with large or small market capitalizations, (2) foreign securities, (3) securities convertible into common stocks, and (4) rights or warrants to purchase common stocks. The Fund's stock selection is based on a growth style of investing. The Fund's portfolio manager emphasizes investments in companies he believes have above-average earnings growth potential. While income is not a goal of the Fund, securities with strong income potential may be included in the portfolio as long as they do not conflict with the Fund's goal of long-term capital growth.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

The Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class B Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
0.82	13.39	- 17.00	74.72	- 11.80	- 17.73	- 26.88	49.01	9.11	1.02

Best Quarter:	4th Quarter 1999	+ 47.10%
Worst Quarter:	3rd Quarter 1998	- 29.40%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell Midcap® Growth Index (Russell Midcap Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	- 4.14%	- 0.70%	3.73%	9.40%
Class B	9/11/1935	- 3.98%	- 0.64%	3.75%	9.40%
Class B	9/11/1935	- 3.98%	- 0.64%	1.24%	N/A
(after taxes on distributions) [2]
Class B	9/11/1935	- 2.59%	- 0.55%	1.97%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	1/26/1998	0.02%	- 0.20%	3.76%	9.41%
Class I	1/26/1998	1.86%	0.75%	4.55%	9.52%
Russell Midcap Growth		12.10%	1.38%	9.27%	N/A

1.  Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.47%	0.47%	0.47%	0.47%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.13%	1.83%	1.83%	0.83%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 684	$ 686	$ 286	$ 85	$ 186	$ 186
3 years	$ 913	$ 876	$ 576	$ 265	$ 576	$ 576
5 years	$ 1,161	$ 1,190	$ 990	$ 460	$ 990	$ 990
10 years	$ 1,871	$ 1,965	$ 2,148	$ 1,025	$ 1,965	$ 2,148

Omega Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  U.S. Common Stocks of All Market Capitalizations

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Aziz Hamzaogullari, CFA

NASDAQ Symbols:

·  EKOAX (Class A)

·  EKOBX (Class B)

·  EKOCX (Class C)

·  EOMYX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund’s portfolio manager employs a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

The Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
11.31	24.53	27.30	44.17	- 13.61	- 15.61	- 26.72	39.06	6.35	3.26

Best Quarter:	4th Quarter 1999	+ 29.12%
Worst Quarter:	4th Quarter 2000	- 25.55%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/29/1968
Class A	4/29/1968	- 2.66%	- 2.30%	6.94%	9.68%
Class A	4/29/1968	- 2.66%	- 2.30%	5.75%	N/A
(after taxes on distributions) [2]
Class A	4/29/1968	- 1.73%	- 1.94%	5.47%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	8/2/1993	- 2.45%	- 2.24%	6.76%	9.57%
Class C	8/2/1993	1.59%	- 1.85%	6.76%	9.58%
Class I	1/13/1997	3.59%	- 0.86%	7.81%	9.92%
Russell 1000 Growth		5.26%	- 3.58%	6.73%	N/A

1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.50%	0.50%	0.50%	0.50%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses (Before Waiver)	1.43%	2.13%	2.13%	1.13%
Waiver of Fund Expenses	- 0.02%	- 0.02%	- 0.02%	- 0.02%
Total Annual Fund Operating Expenses (After Waiver) [4]	1.41%	2.11%	2.11%	1.11%

4.  The Fund's investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in August 2006 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver) listed above.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 710	$ 714	$ 314	$ 113	$ 214	$ 214
3 years	$ 998	$ 963	$ 663	$ 355	$ 663	$ 663
5 years	$ 1,308	$ 1,340	$ 1,140	$ 618	$ 1,140	$ 1,140
10 years	$ 2,186	$ 2,281	$ 2,459	$ 1,371	$ 2,281	$ 2,459

Special Equity Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Common Stocks of Small U.S. Companies

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  William E. Zieff

NASDAQ Symbols:

·  ESEAX (Class A)

·  ESEBX (Class B)

·  ESQCX (Class C)

·  ESDDX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase). As of its last reconstitution on June 25, 2005, the Russell 2000® Index had a market capitalization range of approximately $68 million to $3.16 billion. In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the Russell 2000® Index. Although the Fund intends, under normal circumstances, to be fully invested in common stocks of small U.S. companies, up to 20% of the Fund's assets may be represented by cash or invested in various cash equivalents. The Fund's portfolio manager generally selects stocks of companies which he believes have the potential for accelerated growth in earnings and/or price.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
26.25	19.49	5.65	74.31	- 7.76	- 9.05	- 27.26	52.63	6.00	7.25

Best Quarter:	4th Quarter 1998	+ 28.15%
Worst Quarter:	3rd Quarter 1998	- 21.96%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/15/1994
Class A	8/30/1999	0.88%	1.30%	10.43%	10.56%
Class B	8/30/1999	1.22%	1.41%	10.57%	10.69%
Class C	8/30/1999	5.22%	1.78%	10.57%	10.69%
Class I	3/15/1994	7.25%	2.80%	11.39%	11.38%
Class I	3/15/1994	7.25%	2.80%	8.80%	N/A
(after taxes on distributions) [2]
Class I	3/15/1994	4.71%	2.40%	8.39%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 2000 Growth		4.15%	2.28%	4.69%	5.88%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on (1) Class IS shares (which are offered in a separate prospectus) from 7/27/1998 to their inception, (2) the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and (3) the original class of shares of the fund’s predecessor fund from 3/15/1994 to 2/20/1995. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund’s predecessor fund and the original class of shares of the fund’s predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in each class’ 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.25% for Class IS. Classes I and Y do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.61%	2.31%	2.31%	1.31%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 729	$ 734	$ 334	$ 133	$ 234	$ 234
3 years	$ 1,054	$ 1,021	$ 721	$ 415	$ 721	$ 721
5 years	$ 1,401	$ 1,435	$ 1,235	$ 718	$ 1,235	$ 1,235
10 years	$ 2,376	$ 2,471	$ 2,646	$ 1,579	$ 2,471	$ 2,646

Strategic Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Equity Securities of Large U.S. Companies

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  W. Shannon Reid, CFA

·  David M. Chow, CFA

·  Jay D. Zelko

NASDAQ Symbols:

·  ESGAX (Class A)

·  ESGBX (Class B)

·  ESGTX (Class C)

·  ESGIX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily, and under normal conditions substantially all of its assets, in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). As of its last reconstitution on June 25, 2005, the Russell 1000® Index had a market capitalization range of approximately $858 million to $367.5 billion. In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the Russell 1000® Index. The portfolio managers generally seek to invest in stocks of companies which have demonstrated a history of superior earnings which, in their judgment, will be sustainable going forward.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
23.97	30.62	24.39	58.29	- 8.19	- 25.76	- 25.48	28.82	7.28	7.12

Best Quarter:	4th Quarter 1999	+ 37.34%
Worst Quarter:	1st Quarter 2001	- 25.40%

The next table shows the Fund’s average annual total returns by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/31/1994
Class A	5/11/2001	0.69%	- 5.29%	8.35%	10.77%
Class B	5/11/2001	1.10%	- 5.18%	8.63%	11.03%
Class C	5/11/2001	5.06%	- 4.80%	8.64%	11.03%
Class I	11/24/1997	7.12%	- 3.92%	9.14%	11.50%
Class I	11/24/1997	7.07%	- 3.99%	N/A	N/A
(after taxes on distributions) [2]
Class I	11/24/1997	4.70%	- 3.32%	N/A	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Growth		5.26%	- 3.58%	6.73%	9.19%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%	0.15%
Total Fund Operating Expenses	1.07%	1.77%	1.77%	0.77%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 678	$ 680	$ 280	$ 79	$ 180	$ 180
3 years	$ 896	$ 857	$ 557	$ 246	$ 557	$ 557
5 years	$ 1,131	$ 1,159	$ 959	$ 428	$ 959	$ 959
10 years	$ 1,806	$ 1,899	$ 2,084	$ 954	$ 1,899	$ 2,084

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 9/30/2005, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Growth Fund	0.70%
Large Cap Equity Fund	0.61%
Large Company Growth Fund	0.51%
Mid Cap Growth Fund	0.47%
Omega Fund	0.51%
Special Equity Fund	0.90%
Strategic Growth Fund	0.62%

Until December 1, 2006, Evergreen Large Cap Equity Fund will pay a monthly management fee at an annual rate of 0.30%.

The following are examples of how the performance of Evergreen Large Cap Equity Fund's Class I shares will impact the management fee paid by the Fund after the transition period (beginning December 1, 2008). These are hypothetical examples included for illustration purposes only:

  Example A - I share performance is within 0.25% of the S&P 500
  Example B - I share outperforms the S&P 500 by 0.39%
  Example C - I share outperforms the S&P 500 by 0.79%
  Example D - I share underperforms the S&P 500 by 0.39%
  Example E - I share underperforms the S&P 500 by 0.79%
	Return before performance fee	S&P 500 Index Return	Performance fee	Management fee
A	10.00%	9.75-10.25	0.00	0.30
B	10.39	10.00	0.07	0.37
C	10.79	10.00	0.15	0.45
D	9.61	10.00	-0.07	0.23
E	9.21	10.00	-0.15	0.15

For a discussion regarding the considerations of the Fund's Board of Trustees in approving the applicable Fund's investment advisory agreement(s), please see each Fund's Annual Report for the fiscal year ended September 30, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' PORTFOLIO MANAGERS

Large Company Growth Fund

Omega Fund

Aziz Hamzaogullari, CFA, is a Managing Director and Director of Research with the Fundamental Equity Team at EIMC. He has been with Evergreen since 2001 and previously served as a Senior Equity Analyst for Manning & Napier Advisors, Inc. Mr. Hamzaogullari has managed the Fund since 2006.

Growth Fund

The Fund is managed by Theodore W. Price, CFA, lead portfolio manager, Jeffrey S. Drummond, CFA, Linda Z. Freeman, CFA, Jeffrey Harrison, CFA, Edward Rick, CFA, and Paul Carder, CFA. Effective December 29, 2006, Mr. Price will no longer serve as a portfolio manager to the Fund, and Mr. Drummond and Ms. Freeman will serve as co-lead portfolio managers.

Theodore W. Price, CFA, is a Portfolio Manager and Managing Director with EIMC. He has been with Evergreen or one of its predecessors since 1972 and brings to his position more than 36 years of investment experience. Mr. Price heads up the Small Cap Growth team at Evergreen and has managed the Fund since its inception in 1985.

Jeffrey S. Drummond, CFA is a Portfolio Manager and Director with EIMC. He has been with Evergreen or one of its predecessors since 1993 and brings to his position over 18 years of investment experience. Mr. Drummond has been a manager of the Fund since 1993.

Linda Freeman, CFA is a Portfolio Manager and Director with EIMC. She has been with Evergreen or one of its predecessors since 1991 and brings to her position over 26 years of investment experience. Ms. Freeman has managed the Fund since 1991.

Jeffrey Harrison, CFA, is a Portfolio Manager and Director with EIMC. He has been with Evergreen or one of its predecessors since 1997 and brings to his position over eight years of investment experience. Mr. Harrison has managed the Fund since 1997.

Edward Rick, CFA, is a Portfolio Manager and Director with EIMC. He has been with Evergreen or one of its predecessors since 1994 and brings to his position over 12 years of investment experience. Mr. Rick has managed the Fund since 1994.

Paul Carder, CFA is an Analyst and Director with EIMC. He joined EIMC in September 2004. From 2000 to 2004, he served as an Associate Equity Research Analyst for Wachovia Securities. Mr. Carder has managed the Fund since 2005.

Large Cap Equity Fund

Special Equity Fund

William E. Zieff is a Senior Portfolio Manager and Managing Director who heads the Global Structured Products Unit of EIMC. He joined EIMC in 2000 and has more than 20 years of investment experience. Mr. Zieff has managed Large Cap Equity Fund since 2000, and Special Equity Fund since 2005.

Mid Cap Growth Fund

Donald M. Bisson, CFA, is a Director and Portfolio Manager with the Small/Mid Cap Growth Unit of EIMC. He joined EIMC in 1996 and has more than 16 years of investment experience. Prior to joining EIMC, he served as an Assistant Portfolio Manager and Research Analyst with Phoenix Duff & Phelps. Mr. Bisson has managed the Fund since 2006.

Strategic Growth Fund

The Fund is managed by W. Shannon Reid, CFA, lead portfolio manager, David M. Chow, CFA, and Jay D. Zelko.

W. Shannon Reid, CFA, is a Senior Portfolio Manager and Managing Director with EIMC. He has been with Evergreen or one of its predecessors since 1988 and brings to his position more than 17 years of investment experience. Mr. Reid has managed the Fund since 1995.

David M. Chow, CFA, is a Portfolio Manager and Director with EIMC. He has been with Evergreen or one of its predecessors since 1993 and brings to his position more than 12 years of investment experience. Mr. Chow has managed the Fund since 1998.

Jay D. Zelko is a Portfolio Manager and Director with EIMC. He has been with Evergreen since 2000 and brings to his position more than 17 years of investment experience. Mr. Zelko has managed the Fund since 2000.

The Funds' SAI contains additional information about the Funds' portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

A Fund's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that may make the latest quotations unreliable. Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semiannual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you must select a share class. Each share class has its own sales charge and fee structure. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor’s wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia or a broker-dealer that sells Evergreen funds) and under certain other circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 5.75% (except for Large Cap Equity Fund, which charges up to 4.75%), but you do not pay a contingent deferred sales charge (except in limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge"):

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2.  The offering price includes the applicable front-end sales charge.

3.  The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

Evergreen Large Cap Equity Fund only:

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus,
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2.  The offering price includes the applicable front-end sales charge.

3.  The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges.

Effective through March 31, 2007: Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

Effective April 1, 2007: Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within 18 months. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the 18th month after your purchase is accepted, regardless of the day of the month that your purchase was accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will not be subject to the 1.00% contingent deferred sales charge after December 31st of the following year.

For more information, see "Calculating the Contingent Deferred Sales Charge" later in this section.

The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge."

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Pay particular attention to the fees and expenses of Class B shares to ensure it is the appropriate share class for your investment needs. If you are investing for the short-term, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries or held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Evergreen funds by their clients to ensure adherence to our policy. Certain of the Evergreen funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

Class C

If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. These shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a sales charge on Class A shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance	1.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

Calculating the Contingent Deferred Sales Charge

If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD, paid to EIS or its predecessor.

The holding period for the contingent deferred sales charge on Class B and Class C shares begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Fund's purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer to the tables above for the complete schedule of Class B and Class C shares' maximum contingent deferred sales charge.

Class I

The Funds offer Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "How To Buy Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors, and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with a Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs.You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

You can find information relating to the Funds' sales charge, sales charge reduction and elimination programs free of charge at EvergreenInvestments.com, as well as the section entitled "Purchase and Redemption of Shares" in the SAI.

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (e.g., 3.75% of the offering price, rather than 4.50%). Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge.

NAV Purchases. Each Fund may sell Class A shares at NAV (without a front-end or contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Corporate-sponsored retirement plans and non-qualified deferred compensation plans, in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Wrap or separately managed accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
  In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Funds, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Classes B and C

You will not be assessed a contingent deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.
  Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent’s name.
  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities).
  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.
  Shares in an account that has been closed because it falls below the minimum initial purchase amount.
  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.
  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70½ years old.
  Loan proceeds and financial hardship distributions from a retirement plan.
  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.
  A redemption by an individual participant in a corporate-sponsored retirement plan or non-qualified deferred compensation plan (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

Classes A, B and C

Reinstatement Privileges (in effect until April 2, 2007). Subject to the Funds’ Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileges.

Immediate Family Members

Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;
  a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and
  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

SHAREHOLDER TRANSACTIONS

Evergreen funds make investing easy. Once you decide on an amount and a share class, talk to your investment professional and send in your payment, or simply fill out an application.

Small Account Fee

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

Minimum Investments

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [2,3,4]	$ 1,000,000 [2,5]	None
IRAs	$ 1,000 [3]	N/A [5]	None
Systematic Investment Plan	$ 500 [3]	N/A [5]	$ 50/monthly (for Classes A, B and C) [5]

1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  Minimum initial purchase amount for Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund is $25,000. Effective January 1, 2007, the minimum initial purchase amount for Evergreen Large Cap Equity Fund will be reduced to match the amounts in the above table. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

4.  The minimum initial purchase amount of $1,000 is not applicable to participants in a wrap account.

5.  Minimum initial purchase amount does not apply to former Class Y shareholders, former SouthTrust funds shareholders, former Vestaur Securities Fund shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients, each of whom may invest at minimum investment amounts for Class A, B and C shares described above.

HOW TO BUY SHARES

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional

  Complete and sign the account application. Applications may be downloaded off our Web site at EvergreenInvestments.com.
  Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks, money orders or Automated Clearing House (ACH) drafts will not be accepted.
  Mail the application and your check to the address below:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

  Make your check payable to Evergreen funds.
  Write a note specifying:
    the Fund name and number
    share class
    your account number
    the name(s) in which the account is registered
    any information regarding other accounts you hold
  Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone

  Complete the account application and mail to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
  Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

  Call the Evergreen Express Line at 1.800.346.3858
  24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  Instruct your bank to send Federal Funds Wire (offers immediate access to funds)
  If your bank account is set up on file, you can request electronic transfer through the ACH, which avoids wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

  The Fund or your investment dealer must receive your purchase order no later than the close of regular business (normally 4:00pm EST) in order for your purchase to be effected at that day's net asset value. [1]

By Exchange

  You can make an additional investment by exchange from an existing Evergreen fund account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our Web site at EvergreenInvestments.com. Your exchange must meet the investment minimum of the fund into which you are exchanging. [2]
  You can only exchange shares from your account within the same class and under the same registration.
  There is no sales charge when exchanging funds within the Evergreen funds family. [3]
  Orders placed before the Fund’s closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day’s closing share price. Orders placed after the Fund’s closing time (usually 4 p.m. Eastern time) will be processed at the next market trading day’s closing price. [1]

Systematic Investment Plan (SIP)

  You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
  To enroll, check off the box on the account application and provide:
    your bank account information
    the amount and date of your monthly or quarterly investment

  To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
  You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

1.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular business. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

2.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

3.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the shares have been subject to a previous sales charge.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative, call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  This service must be authorized ahead of time, and is only available for regular accounts. [1]
  All authorized requests made before the Fund's closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day's closing price. Requests made after the Fund's closing time will be processed the next market trading day. [2]
  We can:
    wire the proceeds into your bank account (service charges may apply), electronically transmit the proceeds into your bank account via the ACH service, or mail you a check.
  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

  You can mail a redemption request to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Your letter of instructions must:
    list the Fund name and the account number
    indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be signature guaranteed.
  To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Other Ways to Redeem	You may also redeem your shares by contacting your investment professional who may charge a fee for this service.
Systematic Withdrawal Plan (SWP)

  You can transfer money automatically from your Fund account on a monthly or quarterly basis.
  The withdrawal can be mailed to you, or deposited directly into your bank account.
  The minimum is $75 per month.
  To enroll, call 1.800.343.2898 for instructions.

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require a Medallion Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require Medallion signature guarantees:

  You are redeeming more than $50,000.
  You want the proceeds transmitted into a bank account not listed on the account.
  You want the proceeds payable to anyone other than the registered owner(s) of the account.
  Either your address or the address of your bank account has been changed within 30 days.
  The account is registered in the name of a fiduciary corporation or any other organization.
  In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee:

  Commercial Bank
  Trust Company
  Savings Association
  Credit Union
  Member of a U.S. Stock Exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends, capital gains and other distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your account statement.

Payroll Deduction (Classes A, B and C only)

If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our Web site at EvergreenInvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone transaction requests received before 4 p.m. Eastern time will be invested when the NAV is next calculated.

Distribution Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUNDS; DISTRIBUTIONS

You may be taxed in two ways:

  On Fund distributions (dividends and capital gains).
  On any gain you make when you sell or exchange any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or gains it receives from its investments. The shareholders of a fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. A Fund pays a distribution from the dividends, interest and other income on the securities in which it invests. The frequency of distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. Dividends paid by a Fund will qualify for the current 15% rate of tax for individuals to the extent they are comprised of qualified dividends received by the Fund. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions paid from investment income that do not qualify for the current 15% rate of tax will be taxed at the shareholder's maximum marginal rate on ordinary income.
  Capital Gains. When a mutual fund sells a security it owns for a gain, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect gains on securities held by the Funds for a year or less and are treated as ordinary income when distributed by the Fund. Gains on securities held longer than 12 months are treated as long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are currently taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Gains/Losses You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

OVERVIEW OF FEES AND EXPENSES

As summarized earlier in this prospectus, investors in the Evergreen funds may pay two types of fees: (i) transaction fees paid directly by the investor, including sales charges (loads) and redemption fees and (ii) on-going fees that are deducted from the assets of the Fund, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor.

SHAREHOLDER FEES (fees paid directly from your investment)

Shareholder fees generally are deducted directly from a shareholder’s investment in an account with a Fund. Depending on the Fund and the share class purchased, these fees may include front-end sales charges (deducted at the time the investor purchases shares of the Fund), and deferred sales charges and redemption fees (deducted at the time the investor sells shares of the Fund). You should refer to the section entitled "How to Choose the Share Class that Best Suits You" for a schedule of front-end and contingent deferred sales charges by share class. Investors should pay particular attention to situations that would entitle them either to reduce or eliminate sales charges. Please see the section entitled "How to Reduce or Eliminate Your Sales Charge" for more information. Not all Evergreen funds charge a redemption fee. You should refer to the table entitled “Shareholder Fees” to find out whether your Fund charges such a fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30%, except in the case of Large Cap Equity Fund which are limited to 0.25%, of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of each of the Funds is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in each Fund is reduced by the fees and expenses paid by each Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) each Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by the Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, Funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than Funds that invest in equity securities. Information concerning the commissions incurred by the Fund during the fiscal year ended September 30, 2005 is set forth below:

Evergreen Growth Fund:
Total shares traded: [1]	78,867,601
Total dollars traded: [1]	$ 1,641,622,587
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 2,982,506
Total commissions as a percentage of average net assets:	0.30%
Commissions paid per $1,000 invested:	$ 3.02

1.  Only includes trades in which a commission was paid.

Evergreen Large Cap Equity Fund:
Total shares traded: [1]	42,659,505
Total dollars traded: [1]	$ 1,486,162,825
Average commission per share:	$ 0.01
Commission per share range:	$ 0.00 - $0.02
Total commissions paid:	$ 582,940
Total commissions as a percentage of average net assets:	0.04%
Commissions paid per $1,000 invested:	$ 0.35

1.  Only includes trades in which a commission was paid.

Evergreen Large Company Growth Fund:
Total shares traded: [1]	28,358,160
Total dollars traded: [1]	$ 1,083,162,976
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 1,076,086
Total commissions as a percentage of average net assets:	0.25%
Commissions paid per $1,000 invested:	$ 2.48

1.  Only includes trades in which a commission was paid.

Evergreen Mid Cap Growth Fund:
Total shares traded: [1]	65,895,958
Total dollars traded: [1]	$ 1,899,767,611
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 2,709,731
Total commissions as a percentage of average net assets:	0.40%
Commissions paid per $1,000 invested:	$ 4.05

1.  Only includes trades in which a commission was paid.

Evergreen Omega Fund:
Total shares traded: [1]	89,858,034
Total dollars traded: [1]	$ 3,107,311,155
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 3,604,852
Total commissions as a percentage of average net assets:	0.33%
Commissions paid per $1,000 invested:	$ 3.33

1.  Only includes trades in which a commission was paid.

Evergreen Special Equity Fund:
Total shares traded: [1]	53,209,346
Total dollars traded: [1]	$ 1,077,298,565
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 1,975,805
Total commissions as a percentage of average net assets:	0.58%
Commissions paid per $1,000 invested:	$ 5.82

1.  Only includes trades in which a commission was paid.

Evergreen Strategic Growth Fund:
Total shares traded: [1]	139,634,099
Total dollars traded: [1]	$ 5,333,431,500
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 5,381,351
Total commissions as a percentage of average net assets:	0.34%
Commissions paid per $1,000 invested:	$ 3.37

1.  Only includes trades in which a commission was paid.

Each fund may place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more information, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm. For a more complete picture of each Fund's financial statements, please see each Fund's Annual Report as well as the Funds' SAI, which are available upon request.

Growth Fund

Year Ended September 30,
CLASS A	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 15.41	$ 14.08	$ 10.66	$ 12.35	$ 25.11
Income from investment operations
Net investment income (loss)	- 0.17 [1]	- 0.16 [1]	- 0.13 [1]	- 0.13 [1]	- 0.23
Net realized and unrealized gains or losses on investments	3.79	1.49	3.55	- 1.56	- 6.84
Total from investment operations	3.62	1.33	3.42	- 1.69	- 7.07
Distributions to shareholders from
Net realized gains	0	0	0	0	- 5.69
Net asset value, end of period	$ 19.03	$ 15.41	$ 14.08	$ 10.66	$ 12.35
Total return [2]	23.49%	9.45%	32.08%	- 13.68%	- 33.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 94,947	$ 82,353	$ 66,586	$ 49,793	$ 64,885
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.27%	1.36%	1.32%	1.34%
Expenses excluding waivers/reimbursements and expense reductions	1.25%	1.27%	1.36%	1.32%	1.34%
Net investment income (loss)	- 0.96%	- 1.03%	- 1.05%	- 0.95%	- 0.79%
Portfolio turnover rate	80%	87%	120%	89%	111%

Year Ended September 30,
CLASS B	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 14.04	$ 12.91	$ 9.86	$ 11.50	$ 23.97
Income from investment operations
Net investment income (loss)	- 0.26 [1]	- 0.25 [1]	- 0.20 [1]	- 0.21 [1]	- 0.20
Net realized and unrealized gains or losses on investments	3.43	1.38	3.25	- 1.43	- 6.58
Total from investment operations	3.17	1.13	3.05	- 1.64	- 6.78
Distributions to shareholders from
Net realized gains	0	0	0	0	- 5.69
Net asset value, end of period	$ 17.21	$ 14.04	$ 12.91	$ 9.86	$ 11.50
Total return [2]	22.58%	8.75%	30.93%	- 14.26%	- 34.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 21,955	$ 20,926	$ 19,127	$ 12,073	$ 6,252
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.95%	1.98%	2.08%	2.08%	2.09%
Expenses excluding waivers/reimbursements and expense reductions	1.95%	1.98%	2.08%	2.08%	2.09%
Net investment income (loss)	- 1.67%	- 1.73%	- 1.77%	- 1.71%	- 1.55%
Portfolio turnover rate	80%	87%	120%	89%	111%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Year Ended September 30,
CLASS C	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 14.02	$ 12.90	$ 9.84	$ 11.49	$ 23.94
Income from investment operations
Net investment income (loss)	- 0.26 [1]	- 0.25 [1]	- 0.20 [1]	- 0.22 [1]	- 0.19
Net realized and unrealized gains or losses on investments	3.43	1.37	3.26	- 1.43	- 6.57
Total from investment operations	3.17	1.12	3.06	- 1.65	- 6.76
Distributions to shareholders from
Net realized gains	0	0	0	0	- 5.69
Net asset value, end of period	$ 17.19	$ 14.02	$ 12.90	$ 9.84	$ 11.49
Total return [2]	22.61%	8.68%	31.10%	- 14.36%	- 34.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 201,363	$ 202,086	$ 220,442	$ 199,078	$ 263,292
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.95%	1.97%	2.09%	2.07%	2.09%
Expenses excluding waivers/reimbursements and expense reductions	1.95%	1.97%	2.09%	2.07%	2.09%
Net investment income (loss)	- 1.67%	- 1.73%	- 1.77%	- 1.70%	- 1.54%
Portfolio turnover rate	80%	87%	120%	89%	111%

Year Ended September 30,
CLASS I [3]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 15.72	$ 14.32	$ 10.82	$ 12.50	$ 25.28
Income from investment operations
Net investment income (loss)	- 0.12 [1]	- 0.12 [1]	- 0.10 [1]	- 0.10 [1]	- 0.15
Net realized and unrealized gains or losses on investments	3.87	1.52	3.60	- 1.58	- 6.94
Total from investment operations	3.75	1.40	3.50	- 1.68	- 7.09
Distributions to shareholders from
Net realized gains	0	0	0	0	- 5.69
Net asset value, end of period	$ 19.47	$ 15.72	$ 14.32	$ 10.82	$ 12.50
Total return	23.85%	9.78%	32.35%	- 13.44%	- 33.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 705,901	$ 623,418	$ 497,489	$ 139,378	$ 116,217
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.98%	1.07%	1.07%	1.09%
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.98%	1.07%	1.07%	1.09%
Net investment income (loss)	- 0.67%	- 0.73%	- 0.77%	- 0.70%	- 0.55%
Portfolio turnover rate	80%	87%	120%	89%	111%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

Large Cap Equity Fund

	Year Ended September 30,
CLASS A	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.56	$ 11.93	$ 9.70	$ 12.23	$ 17.69
Income from investment operations
Net investment income (loss)	0.12 [1]	0.07	0.05 [1]	0.07 [1]	0.04 [1]
Net realized and unrealized gains or losses on investments	2.02	1.62	2.23	- 2.53	- 4.81
Total from investment operations	2.14	1.69	2.28	- 2.46	- 4.77

Distributions to shareholders from
Net investment income	- 0.14	- 0.06	- 0.05	- 0.07	- 0.04
Net realized gains	0	0	0	0	- 0.65
Total distributions to shareholders	- 0.14	- 0.06	- 0.05	- 0.07	- 0.69

Net asset value, end of period	$ 15.56	$ 13.56	$ 11.93	$ 9.70	$ 12.23
Total return [2]	15.86%	14.16%	23.61%	- 20.25%	- 27.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 100,728	$ 51,209	$ 40,373	$ 35,214	$ 15,410
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.11%	1.15%	1.12%	1.00%	0.96%
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.17%	1.22%	1.11%	1.07%
Net investment income (loss)	0.83%	0.47%	0.47%	0.60%	0.25%
Portfolio turnover rate	38%	54%	49%	67%	54%

	Year Ended September 30,
CLASS B	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.01	$ 11.48	$ 9.36	$ 11.82	$ 17.21
Income from investment operations
Net investment income (loss)	0 [1]	- 0.04	- 0.03 [1]	- 0.01 [1]	- 0.07 [1]
Net realized and unrealized gains or losses on investments	1.95	1.57	2.15	- 2.45	- 4.67
Total from investment operations	1.95	1.53	2.12	- 2.46	- 4.74

Distributions to shareholders from
Net investment income	- 0.06	0 [3]	0 [3]	0	0
Net realized gains	0	0	0	0	- 0.65
Total distributions to shareholders	- 0.06	0	0	0	- 0.65

Net asset value, end of period	$ 14.90	$ 13.01	$ 11.48	$ 9.36	$ 11.82
Total return [2]	15.03%	13.34%	22.68%	- 20.81%	- 28.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 55,071	$ 11,177	$ 10,211	$ 11,221	$ 2,017
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.81%	1.85%	1.85%	1.76%	1.73%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.87%	1.94%	1.87%	1.84%
Net investment income (loss)	0.00%	- 0.24%	- 0.25%	- 0.13%	- 0.47%
Portfolio turnover rate	38%	54%	49%	67%	54%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  Amount represents less than $0.005 per share.

	Year Ended September 30,
CLASS C	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.24	$ 11.69	$ 9.53	$ 12.03	$ 17.50
Income from investment operations
Net investment income (loss)	0.01 [1]	- 0.03 [1]	- 0.02 [1]	- 0.01 [1]	- 0.08 [1]
Net realized and unrealized gains or losses on investments	1.98	1.58	2.18	- 2.49	- 4.74
Total from investment operations	1.99	1.55	2.16	- 2.50	- 4.82

Distributions to shareholders from
Net investment income	- 0.06	0 [2]	0	0	0
Net realized gains	0	0	0	0	- 0.65
Total distributions to shareholders	- 0.06	0	0	0	- 0.65

Net asset value, end of period	$ 15.17	$ 13.24	$ 11.69	$ 9.53	$ 12.03
Total return [3]	15.08%	13.27%	22.67%	- 20.78%	- 28.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,003	$ 2,518	$ 460	$ 504	$ 88
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.81%	1.84%	1.85%	1.75%	1.72%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.86%	1.94%	1.86%	1.83%
Net investment income (loss)	0.09%	- 0.24%	- 0.21%	- 0.11%	- 0.54%
Portfolio turnover rate	38%	54%	49%	67%	54%

	Year Ended September 30,
CLASS I [4]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.61	$ 11.99	$ 9.74	$ 12.28	$ 17.78
Income from investment operations
Net investment income (loss)	0.18	0.10	0.08 [1]	0.10 [1]	0.08 [1]
Net realized and unrealized gains or losses on investments	2.01	1.62	2.25	- 2.54	- 4.85
Total from investment operations	2.19	1.72	2.33	- 2.44	- 4.77

Distributions to shareholders from
Net investment income	- 0.18	- 0.10	- 0.08	- 0.10	- 0.08
Net realized gains	0	0	0	0	- 0.65
Total distributions to shareholders	- 0.18	- 0.10	- 0.08	- 0.10	- 0.73

Net asset value, end of period	$ 15.62	$ 13.61	$ 11.99	$ 9.74	$ 12.28
Total return	16.19%	14.40%	24.04%	- 20.05%	- 27.72%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,432,963	$ 1,455,039	$ 528,160	$ 805,341	$ 843,929
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.80%	0.84%	0.85%	0.74%	0.73%
Expenses excluding waivers/reimbursements and expense reductions	0.84%	0.86%	0.94%	0.85%	0.84%
Net investment income (loss)	1.23%	0.76%	0.76%	0.83%	0.52%
Portfolio turnover rate	38%	54%	49%	67%	54%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Amount represents less than $0.005 per share.

3.  Excluding applicable sales charges

4.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

Large Company Growth Fund

Year Ended September 30,
CLASS A	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 5.96	$ 5.52	$ 4.68	$ 5.60	$ 12.64
Income from investment operations
Net investment income (loss)	0.01 [1]	- 0.02 [1]	- 0.02 [1]	- 0.02 [1]	- 0.01
Net realized and unrealized gains or losses on investments	0.69	0.46	0.86	- 0.90	- 4.40
Total from investment operations	0.70	0.44	0.84	- 0.92	- 4.41
Distributions to shareholders from
Net realized gains	0	0	0	0	- 2.63
Net asset value, end of period	$ 6.66	$ 5.96	$ 5.52	$ 4.68	$ 5.60
Total return [2]	11.74%	7.97%	17.95%	- 16.43%	- 41.80%
Ratios and supplemental data
Net assets, end of period (millions)	$ 371	$ 400	$ 413	$ 392	$ 534
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.18%	1.20%	1.12%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.18%	1.20%	1.12%	1.01%
Net investment income (loss)	0.18%	- 0.36%	- 0.35%	- 0.32%	- 0.15%
Portfolio turnover rate	120%	106%	206%	163%	184%

Year Ended September 30,
CLASS B	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 5.61	$ 5.23	$ 4.47	$ 5.38	$ 12.34
Income from investment operations
Net investment income (loss)	- 0.03 [1]	- 0.06 [1]	- 0.05 [1]	- 0.06 [1]	- 0.02
Net realized and unrealized gains or losses on investments	0.65	0.44	0.81	- 0.85	- 4.31
Total from investment operations	0.62	0.38	0.76	- 0.91	- 4.33
Distributions to shareholders from
Net realized gains	0	0	0	0	- 2.63
Net asset value, end of period	$ 6.23	$ 5.61	$ 5.23	$ 4.47	$ 5.38
Total return [2]	11.05%	7.27%	17.00%	- 16.91%	- 42.28%
Ratios and supplemental data
Net assets, end of period (millions)	$ 22	$ 27	$ 27	$ 24	$ 43
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.85%	1.88%	1.92%	1.86%	1.76%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.88%	1.92%	1.86%	1.76%
Net investment income (loss)	- 0.50%	- 1.07%	- 1.07%	- 1.07%	- 0.90%
Portfolio turnover rate	120%	106%	206%	163%	184%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Year Ended September 30,
CLASS C	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 5.61	$ 5.24	$ 4.47	$ 5.39	$ 12.35
Income from investment operations
Net investment income (loss)	- 0.03 [1]	- 0.06 [1]	- 0.05 [1]	- 0.06 [1]	- 0.03
Net realized and unrealized gains or losses on investments	0.65	0.43	0.82	- 0.86	- 4.30
Total from investment operations	0.62	0.37	0.77	- 0.92	- 4.33
Distributions to shareholders from
Net realized gains	0	0	0	0	- 2.63
Net asset value, end of period	$ 6.23	$ 5.61	$ 5.24	$ 4.47	$ 5.39
Total return [2]	11.05%	7.06%	17.23%	- 17.07%	- 42.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 8,799	$ 8,778	$ 8,059	$ 5,491	$ 5,690
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.85%	1.88%	1.92%	1.87%	1.76%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.88%	1.92%	1.87%	1.76%
Net investment income (loss)	- 0.53%	- 1.06%	- 1.08%	- 1.06%	- 0.88%
Portfolio turnover rate	120%	106%	206%	163%	184%

	Year Ended September 30,
CLASS I [3]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 5.94	$ 5.49	$ 4.64	$ 5.54	$ 12.51
Income from investment operations
Net investment income (loss)	0.03 [1]	0 [1]	- 0.01 [1]	0 [1]	0
Net realized and unrealized gains or losses on investments	0.70	0.45	0.86	- 0.90	- 4.34
Total from investment operations	0.73	0.45	0.85	- 0.90	- 4.34
Distributions to shareholders from
Net realized gains	0	0	0	0	- 2.63
Net asset value, end of period	$ 6.67	$ 5.94	$ 5.49	$ 4.64	$ 5.54
Total return	12.29%	8.20%	18.32%	- 16.25%	- 41.65%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 14,685	$ 15,323	$ 9,793	$ 2,166	$ 1,604
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.85%	0.88%	0.92%	0.88%	0.76%
Expenses excluding waivers/reimbursements and expense reductions	0.85%	0.88%	0.92%	0.88%	0.76%
Net investment income (loss)	0.49%	- 0.05%	- 0.13%	- 0.05%	0.11%
Portfolio turnover rate	120%	106%	206%	163%	184%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

Mid Cap Growth Fund

Year Ended September 30,
CLASS A	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 4.65	$ 4.25	$ 2.98	$ 3.48	$ 10.57
Income from investment operations
Net investment income (loss)	- 0.03	- 0.03	- 0.03 [1]	- 0.03 [1]	- 0.02 [1]
Net realized and unrealized gains or losses on investments	0.82	0.43	1.30	- 0.47	- 3.73
Total from investment operations	0.79	0.40	1.27	- 0.50	- 3.75
Distributions to shareholders from
Net realized gains	0	0	0	0	- 3.34
Net asset value, end of period	$ 5.44	$ 4.65	$ 4.25	$ 2.98	$ 3.48
Total return [2]	16.99%	9.41%	42.62%	- 14.37%	- 46.35%
Ratios and supplemental data
Net assets, end of period (millions)	$ 564	$ 549	$ 544	$ 460	$ 574
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.13%	1.16%	1.22%	1.18%	1.05%
Expenses excluding waivers/reimbursements and expense reductions	1.13%	1.16%	1.22%	1.18%	1.05%
Net investment income (loss)	- 0.68%	- 0.75%	- 0.84%	- 0.67%	- 0.41%
Portfolio turnover rate	141%	140%	221%	179%	181%

Year Ended September 30,
CLASS B	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 4.37	$ 4.02	$ 2.84	$ 3.35	$ 10.35
Income from investment operations
Net investment income (loss)	- 0.07 [1]	- 0.08	- 0.05 [1]	- 0.05 [1]	- 0.06 [1]
Net realized and unrealized gains or losses on investments	0.78	0.43	1.23	- 0.46	- 3.60
Total from investment operations	0.71	0.35	1.18	- 0.51	- 3.66
Distributions to shareholders from
Net realized gains	0	0	0	0	- 3.34
Net asset value, end of period	$ 5.08	$ 4.37	$ 4.02	$ 2.84	$ 3.35
Total return [2]	16.25%	8.71%	41.55%	- 15.22%	- 46.54%
Ratios and supplemental data
Net assets, end of period (millions)	$ 27	$ 30	$ 28	$ 21	$ 35
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.86%	1.94%	1.92%	1.80%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.86%	1.94%	1.92%	1.80%
Net investment income (loss)	- 1.38%	- 1.45%	- 1.56%	- 1.43%	- 1.17%
Portfolio turnover rate	141%	140%	221%	179%	181%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Year Ended September 30,
CLASS C	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 4.37	$ 4.02	$ 2.85	$ 3.35	$ 10.36
Income from investment operations
Net investment income (loss)	- 0.07 [1]	- 0.07	- 0.05 [1]	- 0.05 [1]	- 0.06 [1]
Net realized and unrealized gains or losses on investments	0.78	0.42	1.22	- 0.45	- 3.61
Total from investment operations	0.71	0.35	1.17	- 0.50	- 3.67
Distributions to shareholders from
Net realized gains	0	0	0	0	- 3.34
Net asset value, end of period	$ 5.08	$ 4.37	$ 4.02	$ 2.85	$ 3.35
Total return [2]	16.25%	8.71%	41.05%	- 14.93%	- 46.60%
Ratios and supplemental data
Net assets, end of period (millions)	$ 7	$ 8	$ 8	$ 4	$ 4
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.86%	1.94%	1.92%	1.80%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.86%	1.94%	1.92%	1.80%
Net investment income (loss)	- 1.38%	- 1.45%	- 1.56%	- 1.43%	- 1.18%
Portfolio turnover rate	141%	140%	221%	179%	181%

Year Ended September 30,
CLASS I [3]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 4.76	$ 4.33	$ 3.03	$ 3.54	$ 10.64
Income from investment operations
Net investment income (loss)	- 0.02	- 0.02 [1]	- 0.02 [1]	- 0.02 [1]	- 0.01 [1]
Net realized and unrealized gains or losses on investments	0.85	0.45	1.32	- 0.49	- 3.75
Total from investment operations	0.83	0.43	1.30	- 0.51	- 3.76
Distributions to shareholders from
Net realized gains	0	0	0	0	- 3.34
Net asset value, end of period	$ 5.59	$ 4.76	$ 4.33	$ 3.03	$ 3.54
Total return	17.44%	9.93%	42.90%	- 14.41%	- 46.06%
Ratios and supplemental data
Net assets, end of period (millions)	$ 86	$ 41	$ 4	$ 2	$ 2
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.83%	0.86%	0.94%	0.93%	0.80%
Expenses excluding waivers/reimbursements and expense reductions	0.83%	0.86%	0.94%	0.93%	0.80%
Net investment income (loss)	- 0.38%	- 0.42%	- 0.54%	- 0.43%	- 0.18%
Portfolio turnover rate	141%	140%	221%	179%	181%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

Omega Fund

Year Ended September 30,
CLASS A	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 23.00	$ 21.07	$ 16.69	$ 20.43	$ 38.93
Income from investment operations
Net investment income (loss)	- 0.12 [1]	- 0.22	- 0.20 [1]	- 0.20 [1]	- 0.19 [1]
Net realized and unrealized gains or losses on investments	2.66	2.15	4.58	- 3.54	- 16.67
Total from investment operations	2.54	1.93	4.38	- 3.74	- 16.86

Distributions to shareholders from
Net realized gains	0	0	0	0	- 1.64

Net asset value, end of period	$ 25.54	$ 23.00	$ 21.07	$ 16.69	$ 20.43
Total return [2]	11.04%	9.16%	26.24%	- 18.31%	- 44.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 449,639	$ 485,315	$ 441,808	$ 374,196	$ 504,419
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.44%	1.49%	1.67%	1.52%	1.31%
Expenses excluding waivers/reimbursements and expense reductions	1.48%	1.51%	1.67%	1.52%	1.31%
Net investment income (loss)	- 0.49%	- 0.92%	- 1.11%	- 0.97%	- 0.74%
Portfolio turnover rate	134%	159%	206%	170%	198%

Year Ended September 30,
CLASS B	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 20.51	$ 18.92	$ 15.10	$ 18.62	$ 35.92
Income from investment operations
Net investment income (loss)	- 0.25 [1]	- 0.34 [1]	- 0.30 [1]	- 0.33 [1]	- 0.36 [1]
Net realized and unrealized gains or losses on investments	2.36	1.93	4.12	- 3.19	- 15.30
Total from investment operations	2.11	1.59	3.82	- 3.52	- 15.66

Distributions to shareholders from
Net realized gains	0	0	0	0	- 1.64

Net asset value, end of period	$ 22.62	$ 20.51	$ 18.92	$ 15.10	$ 18.62
Total return [2]	10.29%	8.40%	25.30%	- 18.90%	- 45.09%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 437,122	$ 542,897	$ 578,129	$ 535,527	$ 778,976
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.14%	2.19%	2.39%	2.27%	2.06%
Expenses excluding waivers/reimbursements and expense reductions	2.18%	2.21%	2.39%	2.27%	2.06%
Net investment income (loss)	- 1.17%	- 1.62%	- 1.83%	- 1.73%	- 1.49%
Portfolio turnover rate	134%	159%	206%	170%	198%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Year Ended September 30,
CLASS C	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 20.57	$ 18.97	$ 15.14	$ 18.67	$ 36.01
Income from investment operations
Net investment income (loss)	- 0.25 [1]	- 0.34 [1]	- 0.30 [1]	- 0.33 [1]	- 0.36 [1]
Net realized and unrealized gains or losses on investments	2.35	1.94	4.13	- 3.20	- 15.34
Total from investment operations	2.10	1.60	3.83	- 3.53	- 15.70

Distributions to shareholders from
Net realized gains	0	0	0	0	- 1.64

Net asset value, end of period	$ 22.67	$ 20.57	$ 18.97	$ 15.14	$ 18.67
Total return [2]	10.21%	8.43%	25.30%	- 18.91%	- 45.09%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 92,223	$ 128,964	$ 133,551	$ 126,367	$ 189,191
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.14%	2.19%	2.39%	2.27%	2.07%
Expenses excluding waivers/reimbursements and expense reductions	2.18%	2.21%	2.39%	2.27%	2.07%
Net investment income (loss)	- 1.15%	- 1.62%	- 1.83%	- 1.73%	- 1.49%
Portfolio turnover rate	134%	159%	206%	170%	198%

Year Ended September 30,
CLASS I [3]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 23.44	$ 21.40	$ 16.91	$ 20.65	$ 39.23
Income from investment operations
Net investment income (loss)	- 0.04 [1]	- 0.15	- 0.16 [1]	- 0.15 [1]	- 0.13 [1]
Net realized and unrealized gains or losses on investments	2.70	2.19	4.65	- 3.59	- 16.81
Total from investment operations	2.66	2.04	4.49	- 3.74	- 16.94

Distributions to shareholders from
Net realized gains	0	0	0	0	- 1.64

Net asset value, end of period	$ 26.10	$ 23.44	$ 21.40	$ 16.91	$ 20.65
Total return	11.35%	9.53%	26.55%	- 18.11%	- 44.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 10,526	$ 15,127	$ 13,913	$ 11,519	$ 14,151
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.14%	1.19%	1.39%	1.28%	1.06%
Expenses excluding waivers/reimbursements and expense reductions	1.18%	1.21%	1.39%	1.28%	1.06%
Net investment income (loss)	- 0.15%	- 0.62%	- 0.83%	- 0.72%	- 0.49%
Portfolio turnover rate	134%	159%	206%	170%	198%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

Special Equity Fund

	Year Ended September 30,					Year Ended June 30, 2001
CLASS A	2005	2004	2003	2002	2001 [1]
Net asset value, beginning of period	$ 11.56	$ 10.86	$ 7.57	$ 9.83	$ 11.25	$ 15.67
Income from investment operations
Net investment income (loss)	- 0.14	- 0.14 [2]	- 0.10 [2]	- 0.06	- 0.01	- 0.05
Net realized and unrealized gains or losses on investments	1.64	0.84	3.39	- 2.20	- 1.41	- 2.79
Total from investment operations	1.50	0.70	3.29	- 2.26	- 1.42	- 2.84
Distributions to shareholders from
Net realized gains	0	0	0	0	0	- 1.58
Net asset value, end of period	$ 13.06	$ 11.56	$ 10.86	$ 7.57	$ 9.83	$ 11.25
Total return [3]	12.98%	6.45%	43.46%	- 22.99%	- 12.62%	- 20.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 86,673	$ 87,240	$ 56,644	$ 26,727	$ 30,425	$ 34,927
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.62%	1.57%	1.57%	1.26%	1.24%[4]	1.24%
Expenses excluding waivers/reimbursements and expense reductions	1.62%	1.57%	1.62%	1.49%	1.51%[4]	1.50%
Net investment income (loss)	- 1.01%	- 1.20%	- 1.14%	- 0.61%	- 0.37%[4]	- 0.47%
Portfolio turnover rate	138%	221%	149%	164%	25%	178%

	Year Ended September 30,					Year Ended June 30, 2001
CLASS B	2005	2004	2003	2002	2001 [1]
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 7.40	$ 9.67	$ 11.09	$ 15.59
Income from investment operations
Net investment income (loss)	- 0.21 [2]	- 0.22 [2]	- 0.16 [2]	- 0.15	- 0.03	- 0.12
Net realized and unrealized gains or losses on investments	1.57	0.82	3.30	- 2.12	- 1.39	- 2.80
Total from investment operations	1.36	0.60	3.14	- 2.27	- 1.42	- 2.92
Distributions to shareholders from
Net realized gains	0	0	0	0	0	- 1.58
Net asset value, end of period	$ 12.50	$ 11.14	$ 10.54	$ 7.40	$ 9.67	$ 11.09
Total return [3]	12.21%	5.69%	42.43%	- 23.47%	- 12.80%	- 20.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 28,546	$ 33,438	$ 34,722	$ 28,404	$ 40,477	$ 46,795
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.32%	2.27%	2.28%	2.01%	1.99%[4]	1.99%
Expenses excluding waivers/reimbursements and expense reductions	2.32%	2.27%	2.33%	2.24%	2.26%[4]	2.25%
Net investment income (loss)	- 1.71%	- 1.90%	- 1.83%	- 1.35%	- 1.12%[4]	- 1.21%
Portfolio turnover rate	138%	221%	149%	164%	25%	178%

1.  For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  Annualized

Year Ended September 30,
CLASS C	2005	2004	2003	2002	2001 [1]	Year Ended June 30, 2001
Net asset value, beginning of period	$ 11.14	$ 10.53	$ 7.40	$ 9.67	$ 11.09	$ 15.59
Income from investment operations
Net investment income (loss)	- 0.21 [2]	- 0.22 [2]	- 0.16 [2]	- 0.16	- 0.03	- 0.14
Net realized and unrealized gains or losses on investments	1.57	0.83	3.29	- 2.11	- 1.39	- 2.78
Total from investment operations	1.36	0.61	3.13	- 2.27	- 1.42	- 2.92
Distributions to shareholders from
Net realized gains	0	0	0	0	0	- 1.58
Net asset value, end of period	$ 12.50	$ 11.14	$ 10.53	$ 7.40	$ 9.67	$ 11.09
Total return [3]	12.21%	5.79%	42.30%	- 23.47%	- 12.80%	- 20.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 15,080	$ 19,678	$ 18,723	$ 13,982	$ 20,208	$ 23,510
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.32%	2.27%	2.28%	2.01%	1.98%[4]	1.99%
Expenses excluding waivers/reimbursements and expense reductions	2.32%	2.27%	2.33%	2.24%	2.25%[4]	2.25%
Net investment income (loss)	- 1.71%	- 1.90%	- 1.83%	- 1.36%	- 1.12%[4]	- 1.23%
Portfolio turnover rate	138%	221%	149%	164%	25%	178%

Year Ended September 30,
CLASS I	2005	2004	2003	2002	2001 [1]	Year Ended June 30, 2001
Net asset value, beginning of period	$ 11.89	$ 11.14	$ 7.74	$ 10.02	$ 11.46	$ 15.92
Income from investment operations
Net investment income (loss)	- 0.09 [2]	- 0.11 [2]	- 0.07 [2]	- 0.04	- 0.01	- 0.03
Net realized and unrealized gains or losses on investments	1.68	0.86	3.47	- 2.24	- 1.43	- 2.85
Total from investment operations	1.59	0.75	3.40	- 2.28	- 1.44	- 2.88
Distributions to shareholders from
Net realized gains	0	0	0	0	0	- 1.58
Net asset value, end of period	$ 13.48	$ 11.89	$ 11.14	$ 7.74	$ 10.02	$ 11.46
Total return	13.37%	6.73%	43.93%	- 22.75%	- 12.57%	- 19.92%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 149,132	$ 259,438	$ 247,412	$ 214,871	$ 251,463	$ 264,723
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.27%	1.28%	1.01%	0.99%[4]	0.99%
Expenses excluding waivers/reimbursements and expense reductions	1.31%	1.27%	1.33%	1.24%	1.26%[4]	1.25%
Net investment income (loss)	- 0.72%	- 0.90%	- 0.82%	- 0.36%	- 0.13%[4]	- 0.22%
Portfolio turnover rate	138%	221%	149%	164%	25%	178%

1.  For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  Annualized

Strategic Growth Fund

	Year Ended September 30,					Year Ended
CLASS A	2005	2004	2003	2002	2001 [1]	June 30, 2001 [2]
Net asset value, beginning of period	$ 23.65	$ 22.16	$ 18.86	$ 22.88	$ 28.32	$ 29.11
Income from investment operations
Net investment income (loss)	0.11	- 0.04 [3]	- 0.02 [3]	0.04 [3]	0.02	0.01
Net realized and unrealized gains or losses on investments	3.06	1.53	3.35	- 4.02	- 5.44	- 0.79
Total from investment operations	3.17	1.49	3.33	- 3.98	- 5.42	- 0.78
Distributions to shareholders from
Net investment income	- 0.12	0 [4]	- 0.03	- 0.04	- 0.02	- 0.01
Net asset value, end of period	$ 26.70	$ 23.65	$ 22.16	$ 18.86	$ 22.88	$ 28.32
Total return [5]	13.42%	6.73%	17.65%	- 17.40%	- 19.15%	- 2.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,259	$ 4,121	$ 7,031	$ 626	$ 21	$ 14
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.05%	1.06%	1.01%	1.01%[6]	1.14%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.08%	1.08%	1.08%	1.10%	1.05%[6]	1.18%[6]
Net investment income (loss)	0.38%	- 0.16%	- 0.11%	0.20%	0.12%[6]	0.14%[6]
Portfolio turnover rate	173%	145%	206%	171%	38%	207%

	Year Ended September 30,					Year Ended
CLASS B	2005	2004	2003	2002	2001 [1]	June 30, 2001 [2]
Net asset value, beginning of period	$ 23.15	$ 21.84	$ 18.72	$ 22.83	$ 28.30	$ 29.11
Income from investment operations
Net investment income (loss)	- 0.08	- 0.22 [3]	- 0.16 [3]	- 0.15 [3]	- 0.02	- 0.01
Net realized and unrealized gains or losses on investments	3.00	1.53	3.29	- 3.94	- 5.45	- 0.80
Total from investment operations	2.92	1.31	3.13	- 4.09	- 5.47	- 0.81
Distributions to shareholders from
Net investment income	- 0.07	0	- 0.01	- 0.02	0	0
Net asset value, end of period	$ 26.00	$ 23.15	$ 21.84	$ 18.72	$ 22.83	$ 28.30
Total return [5]	12.61%	6.00%	16.72%	- 17.93%	- 19.32%	- 2.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,659	$ 2,407	$ 1,795	$ 474	$ 56	$ 31
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.77%	1.78%	1.76%	1.76%	1.72%[6]	1.80%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.77%	1.78%	1.77%	1.85%	1.76%[6]	1.84%[6]
Net investment income (loss)	- 0.32%	- 0.94%	- 0.80%	- 0.68%	- 0.49%[6]	- 0.31%[6]
Portfolio turnover rate	173%	145%	206%	171%	38%	207%

1.  For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Amount represents less than $0.005 per share.

5.  Excluding applicable sales charges

6.  Annualized

	Year Ended September 30,					Year Ended
CLASS C	2005	2004	2003	2002	2001 [1]	June 30, 2001 [2]
Net asset value, beginning of period	$ 23.16	$ 21.85	$ 18.72	$ 22.84	$ 28.31	$ 29.11
Income from investment operations
Net investment income (loss)	- 0.06 [3]	- 0.22 [3]	- 0.17 [3]	- 0.15 [3]	- 0.01	- 0.02
Net realized and unrealized gains or losses on investments	2.97	1.53	3.31	- 3.95	- 5.46	- 0.78
Total from investment operations	2.91	1.31	3.14	- 4.10	- 5.47	- 0.80
Distributions to shareholders from
Net investment income	- 0.07	0	- 0.01	- 0.02	0	0
Net asset value, end of period	$ 26.00	$ 23.16	$ 21.85	$ 18.72	$ 22.84	$ 28.31
Total return [4]	12.57%	6.00%	16.77%	- 17.97%	- 19.32%	- 2.75%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,705	$ 2,164	$ 1,916	$ 242	$ 45	$ 31
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.77%	1.78%	1.77%	1.76%	1.73%[5]	1.93%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.77%	1.78%	1.78%	1.85%	1.77%[5]	1.97%[5]
Net investment income (loss)	- 0.25%	- 0.94%	- 0.80%	- 0.67%	- 0.53%[5]	- 0.84%[5]
Portfolio turnover rate	173%	145%	206%	171%	38%	207%

	Year Ended September 30,					Year Ended
CLASS I	2005	2004	2003	2002	2001 [1]	June 30, 2001
Net asset value, beginning of period	$ 23.81	$ 22.26	$ 18.91	$ 22.89	$ 28.32	$ 52.48
Income from investment operations
Net investment income (loss)	0.18	0.02 [3]	0.04 [3]	0.07 [3]	0.03	0.15
Net realized and unrealized gains or losses on investments	3.08	1.55	3.35	- 3.99	- 5.43	- 12.92
Total from investment operations	3.26	1.57	3.39	- 3.92	- 5.40	- 12.77
Distributions to shareholders from
Net investment income	- 0.18	- 0.02	- 0.04	- 0.06	- 0.03	- 0.15
Net realized gains	0	0	0	0	0	- 11.24
Total distributions to shareholders	- 0.18	- 0.02	- 0.04	- 0.06	- 0.03	- 11.39
Net asset value, end of period	$ 26.89	$ 23.81	$ 22.26	$ 18.91	$ 22.89	$ 28.32
Total return	13.74%	7.06%	17.93%	- 17.16%	- 19.08%	- 30.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,653,361	$ 1,392,850	$ 1,273,672	$ 845,179	$ 625,442	$ 713,743
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.77%	0.78%	0.76%	0.76%	0.73%[5]	0.73%
Expenses excluding waivers/reimbursements and expense reductions	0.77%	0.78%	0.77%	0.85%	0.77%[5]	0.77%
Net investment income (loss)	0.69%	0.06%	0.21%	0.31%	0.41%[5]	0.38%
Portfolio turnover rate	173%	145%	206%	171%	38%	207%

1.  For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Excluding applicable sales charges

5.  Annualized

OTHER FUND PRACTICES

The Funds may invest in futures and options contracts, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate or a currency. Small price movements in the underlying asset or index can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or attempt to increase returns. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility. These transactions may involve leverage and may be highly volatile and illiquid. The Fund could lose more than the principal amount invested. These transactions also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities and may not have the effect the Fund's investment advisor anticipated. The use of these derivatives may also increase the amount of taxes payable by shareholders.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

While not a principal investment strategy, Large Cap Equity Fund, Omega Fund, Special Equity Fund and Strategic Growth Fund may each invest in foreign securities. Omega Fund may invest up to 25% of its assets, and Large Cap Equity Fund may invest up to 20% of its assets, in foreign securities. Special Equity Fund and Strategic Growth Fund may each invest up to 10% of its assets in foreign securities. Investments in foreign securities may subject the Funds, and therefore the value of each Fund’s shares, to Foreign Investment Risk. For a discussion of this risk, see “Overview of Fund Risks” on page 3.

Omega Fund may also purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

Through April 1, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Large Company Growth Fund Omega Fund Strategic Growth Fund
Russell Midcap® Index (Russell Midcap)

The Russell Midcap is an unmanaged market capitalization-weighted index measuring the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000.

Mid Cap Growth Fund
Russell Midcap® Growth Index (Russell Midcap Growth)

The Russell Midcap Growth is an unmanaged market capitalization-weighted index measuring the performance of the Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is comprised of the 800 smallest companies in the Russell 1000® Index.

Mid Cap Growth Fund
Russell 2000® Index (Russell 2000)

The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000® Index.

Special Equity Fund
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Large Company Growth Fund Strategic Growth Fund
Russell 2000® Growth Index (Russell 2000 Growth)

The Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Growth Fund Special Equity Fund
S&P 500® Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	Large Cap Equity Fund
Russell Top 200® Index (Russell Top 200)

The Russell Top 200 is an unmanaged market capitalization-weighted index measuring the performance of the 200 largest companies in the Russell 1000® Index. The Russell Top 200 represents approximately 74% of the total market capitalization of the Russell 1000® Index.

Large Company Growth Fund

Evergreen Express Line

Call 1.800.346.3858

 24 hours a day to

  check your account
  order a statement
  get a Fund’s current price, yield and total return
  buy, redeem or exchange Fund shares

Shareholder Services
Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

  buy, redeem or exchange Fund shares
  order applications
  get assistance with your account

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

  to buy, redeem or exchange Fund shares
  to change the registration on your account
  for general correspondence

For express, registered or certified mail

·  Evergreen Investments

·  30 Dan Road

·  Canton, MA 02021-2809

Visit us on-line

·  EvergreenInvestments.com

Regular communications you will receive
Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Investments of any inaccuracies.

Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Investments of any inaccuracies.

Annual and Semiannual Reports — You will receive a detailed financial report twice a year on each Fund in which you invest.

Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

For More Information About the Evergreen Domestic Equity Funds I, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 536122 RV14 (12/06)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

SEC File No.: 811-08413

SEC File No.: 811-08363